UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2011

Evolution Petroleum Corporation

(Exact name of registrant as specified in its charter)

001-32942

(Commission File Number)

Nevada (State or Other Jurisdiction of Incorporation)	41-1781991 (I.R.S. Employer Identification No.)

2500 City West Blvd., Suite 1300, Houston, Texas 77042

(Address of Principal Executive Offices)

(713) 935-0122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 5, 2011, at the 2011 Annual Meeting of Stockholders of Evolution Petroleum Corporation (the “Company”), the stockholders approved an amendment to the Company’s Amended and Restated. 2004 Stock Plan (the “Plan) to increase the number of authorized shares of common stock that may be issued under the Plan by one million. A description of the Plan is set forth in our proxy statement filed with the Securities and Exchange Commission on October 28, 2011. The description of the Plan is qualified in its entirety by reference to the full text of the Plan.

Gregory Goodale, the Chief Accounting Officer and designated Principal Accounting Officer of the Company, has taken a leave of absence for medical reasons. Sterling McDonald the Company’s Vice President, Chief Financial Officer, Treasurer, and Principal Financial Officer, has been appointed to serve as the Company’s Principal Accounting Officer on December 5, 2011 in replacement of Mr. Goodale, to be effective as of November 9, 2011.

In satisfaction of the disclosure required pursuant to Sections 401(b) and 401(e) of Regulation S-K, the section of the Company’s Proxy Statement on Schedule 14A filed with the SEC on October 28, 2011, entitled “Executive Compensation and Related Information-Executive Officers” is incorporated by reference herein with respect to Mr. McDonald. With respect to the disclosure required pursuant to Section 401(d) of Regulation S-K, there are no family relationships between Mr. McDonald and any director or executive officer of the Company. With respect to Section 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. McDonald and the Company that would be required to be reported

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on December 5, 2011 in Houston, Texas at the Company’s principal executive offices. At the Annual Meeting, stockholders were requested to (1) elect six directors to hold office until the 2012 Annual Meeting of Stockholders; (2) amend the Company’s Amended and Restated 2004 Stock Plan to increase the number of shares available for issuance in the Plan by 1 million shares, and (3) ratify the appointment of Hein & Associates, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012, all of which were described in the Company’s Notice of Annual Meeting and Proxy Statement.

The following actions were taken by the Company’s stockholders with respect to each of the proposals:

1.             Elect six directors to hold office until the 2012 Annual Meeting of Stockholders.  All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes

Robert S. Herlin	15,995,055	143,705	8,854,790

Laird Q. Cagan	15,129,324	1,009,436	8,854,790

Edward J. DiPaolo	15,477,599	661,161	8,854,790

William E. Dozier	15,847,795	290,965	8,854,790

Kelly W. Loyd	15,995,806	142,954	8,854,790

Gene G. Stoever	15,996,286	142,474	8,854,790

2.             Amend the Company’s Amended and Restated 2004 Stock Plan to increase the number of shares available for issuance in the Plan by 1 million shares, The amendment was approved by the votes indicted:

Voted For	Voted Against	Abstentions	Broker Non-Votes
11,306,281	4,814,208	18,271	8,854,790

3.             Ratify Hein & Associates, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012. The appointment was ratified and approved by the votes indicated:

Voted For	Voted Against	Abstentions
24,605,657	332,560	55,333

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation
(Registrant)

Dated: December 9, 2011	By:	/s/Sterling H. McDonald
	Name:	Sterling H. McDonald
	Title:	Vice President, Chief Financial Officer and Treasurer